Webcast Presentation October 27, 2016 Q3 2016 Earnings

2 Q3 2016 Earnings Webcast, 10/27/16 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; product, labor or other cost fluctuations; supply chain disruptions or loss of key suppliers; expansion of business activities; exchange rate fluctuations; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; litigation, disputes, contingencies or claims; legal or regulatory matters; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; common stock dilution; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2015 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 Q3 2016 Earnings Webcast, 10/27/16 Q3 2016 Highlights …operating margin in-line with outlook • Reported sales were down 3.6% • Organic sales were down 5% in the US and down 7% in Canada • Oil & gas sales down over 20% • Operating margin was in-line with expectations, driven by cost management actions • Strong free cash flow at 140% of adjusted net income • Successfully redeemed convertible bonds • Reported diluted EPS ($0.65); adjusted EPS of $1.05 • October month-to-date reported sales flat to prior year 1.6 6.0 6.7 8.1 3.2 (3.0) (5.3) (7.6) (6.7) (3.1) (6.2) Organic Growth (%) Jul (5)% Aug (10)% Sep (4)% Note: See appendix for non-GAAP reconciliations. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2014 2015 Q1 2016 Q2 Q3

Industrial End Market

Organic Sales Growth versus Prior Year



36%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial



(1.8%)
(7.8%)
(10.9%)
(13.6%)
(13.7%)
(10.1%)
(10.1%)
2015
(8.6%)
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

Note: See appendix for non-GAAP reconciliations.

- Q3 2016 Sales
  - Organic sales down 10% versus prior year (down 7% in the U.S. and down 20% in Canada in local currency)
  - Down 3% sequentially
  - Sales declines driven by oil and gas, metals and mining, and OEM customers
- Reduced demand outlook, weak commodity prices, and strong U.S. dollar are weighing on manufacturing sector, causing deferred project and maintenance spending.
- Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong.
- Customer trends include high expectations for supply chain process improvements, cost reductions, and supplier consolidation.



Awarded a multi-year One WESCO integrated supply contract for MRO materials by a North American chemical manufacturer and services provider.

4

Q3 2016 Earnings Webcast, 10/27/16

5 Q3 2016 Earnings Webcast, 10/27/16 • Q3 2016 Sales − Organic sales down 6% versus prior year (down 6% in U.S. and down 4% in Canada in local currency) − Down 3% sequentially − Continued weakness with contractors serving the industrial market • Core backlog declined 3% versus prior year, but is up 2% from year-end. • Outside of oil and gas, metals and mining, expecting modest uptrend in non-residential construction. • Non-residential construction market still well below its prior peak in 2008. Construction • Non- Residential • Residential 34% Organic Sales Growth versus Prior Year Construction End Market Awarded a contract to provide an LED lighting package for a new hospital in western Canada. 8.8% (3.0%) (4.2%) (6.7%) (3.6%) 2.3% (5.5%) Q2 2015 Q1 2015 Q3 2015 Q4 2015 2015 (1.7%) Q2 2016 Q1 2016 Note: See appendix for non-GAAP reconciliations. Q3 2016

6 Q3 2016 Earnings Webcast, 10/27/16 Utility End Market Organic Sales Growth versus Prior Year 16% Utility • Investor Owned • Public Power • Utility Contractors • Q3 2016 Sales − Organic sales down 2% versus prior year (down 2% in U.S. and up 5% in Canada in local currency) − Down 2% sequentially • Scope expansion and value creation with investor owned utility, public power, and generation customers. • Continued interest in Integrated Supply solution offerings. • Secular improvement in housing market, renewables growth, and consolidation trend within Utility industry expected to be positive catalyst for future spending. Renewed a multi-year contract to provide power delivery and generation materials for a large municipal owned utility. 7.8% 7.2% 3.7% 1.9% 0.6% 0.6% (1.7%) 2015 5.1% Note: See appendix for non-GAAP reconciliations. Q2 2015 Q1 2015 Q3 2015 Q4 2015 Q2 2016 Q1 2016 Q3 2016

7 Q3 2016 Earnings Webcast, 10/27/16 CIG End Market • Q3 2016 Sales − Organic sales down 2% versus prior year (down 2% in US and up 9% in Canada in local currency) − Down 2% sequentially • Customer focus remains on energy efficiency (lighting, automation, metering), security and FTTX (fiber-to-the-x) applications. • Continued opportunities exist to support data center construction and retrofits and cloud technology projects. Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 14% Awarded a One WESCO contract to provide electrical and communications products to multiple local government agencies. 6.3% 1.5% (0.3%) (0.8%) 0.4% 0.8% (1.6%) Q2 2015 Q1 2015 Q3 2015 Q4 2015 2015 1.6% Q1 2016 Q2 2016 Note: See appendix for non-GAAP reconciliations. Q3 2016

8 Q3 2016 Earnings Webcast, 10/27/16 Q3 2016 Results Outlook Actual YOY Sales (3)% to Flat $1.86B (3.6)% growth Gross Margin 19.7% Down 10 bps SG&A $256M, 13.8% Down 1%, Up 40 bps; core down 4% Operating Profit $93M Down 13% Operating Margin 4.9% to 5.3% 5.0% Down 50 bps Effective Tax Rate ~29% 28.0%* Up 60 bps 290 bps (5.1)% Growth 140 bps 390 bps $1.86B $1.92B Q3 2016 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. Q3 2015 Sales 30 bps 90 bps (6.9)% Growth (17.7)% Growth (6.2)% Organic Growth (3.6)% Growth *See appendix for non-GAAP reconciliations.

9 Q3 2016 Earnings Webcast, 10/27/16 Diluted EPS Walk Q3 2015 $1.28) Core operations (0.30) Acquisitions 0.05) Foreign exchange impact 0.01) Tax (0.01) Share count 0.02) After tax loss on debt redemption (1.70) 2016 $(0.65) Pretax loss on debt redemption 2.54) Tax effect of loss debt on redemption (0.84) Adjusted 2016 $1.05)

10 Q3 2016 Earnings Webcast, 10/27/16 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 159.8 204.0 YTD 2015 YTD 2016 Cash Generation Free Cash Flow ($ Millions) See appendix for non-GAAP reconciliations. 150% of adjusted net income 100% of net income > $1B of free cash flow over last 4 years 2014 Target Leverage 2.0x – 3.5x 3.6X Leverage (Total Par Debt to TTM EBITDA) 2015 2016

11 Q3 2016 Earnings Webcast, 10/27/16 2016 Outlook Q4 FY (Current) FY (Previous) Sales (1)% to (4)% (2)% to (3)% Flat to (2)% Operating Margin 4.5% to 4.8% 4.5% to 4.6% 4.6% to 4.8% Effective Tax Rate ~ 30% ~ 29% ~ 29% Adjusted Diluted EPS $3.75 to $3.90 $3.85 to $4.10 Free Cash Flow >125% of adjusted net income >100% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.76 in Q4. Excludes the effects of the redemption of our 6.0% Convertible Senior Debentures due 2029. See appendix for non-GAAP reconciliations. …current sales and adjusted EPS outlook still in original 2016 Outlook range

12 Q3 2016 Earnings Webcast, 10/27/16 Appendix NON-GAAP FINANCIAL MEASURES This earnings release includes certain non-GAAP financial measures. These financial measures include normalized organic sales growth, gross profit, financial leverage, free cash flow, adjusted net income and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors in order to provide a better understanding of the Company's organic growth trends, capital structure position and liquidity on a comparable basis. Additionally, certain of the aforementioned non-GAAP measures either focus on or exclude transactions impacting comparability of results, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

13 Q3 2016 Earnings Webcast, 10/27/16 WESCO Profile 2016 36% 34% 16% 14% 40% 15% 14% 12% 11% 8% Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Automation, Controls & Motors Lighting & Sustainability General Supplies Communications & Security Wire, Cable & Conduit Electrical Distribution & Controls

14 Q3 2016 Earnings Webcast, 10/27/16 Sales Growth 2014 2015 2016 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Change in Net Sales 0.2 5.9 7.6 6.1 5.0 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) (3.6) Acquisition Impact 0.5 1.6 1.8 1.6 1.4 1.2 1.6 2.0 3.0 2.0 3.9 3.7 2.9 Core (0.3) 4.3 5.8 4.5 3.6 (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) (6.5) FX Impact (1.9) (1.7) (0.9) (2.0) (1.6) (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) (0.3) Organic 1.6 6.0 6.7 6.5 5.2 1.6 (3.0) (5.3) (6.0) (3.3) (3.5) (3.1) (6.2) Workday Impact (1.6) (0.4) (1.6) 1.6 3.2 Normalized Organic 1.6 6.0 6.7 8.1 5.6 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (6.2) (%)

15 Q3 2016 Earnings Webcast, 10/27/16 Q3 2016 Sales Growth – Geography U.S. Canada International Total Change in net sales (USD) (1.2) (7.9) (20.6) (3.6) Impact from acquisitions 3.9 - - 2.9 Impact from foreign exchange rates - (1.0) (2.9) (0.3) Impact from number of workdays - - - - Normalized organic sales growth (5.1) (6.9) (17.7) (6.2) (%)

16 Q3 2016 Earnings Webcast, 10/27/16 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q3 2016 vs. Q3 2015 Q3 2016 vs. Q2 2016 Q3 Q3 Q3 Q2 2016 2015 % Growth 2016 2016 % Growth Industrial Core 656 733 (10.5) % 658 680 (3.2)% Construction Core 602 640 (6.0) % 642 666 (3.5)% Utility Core 292 297 (1.8) % 292 298 (2.1)% CIG Core 255 261 (2.0) % 270 275 (1.9)% Total Core Gross Sales 1,805 1,931 (6.5) % 1,862 1,919 (3.0)% Total Gross Sales from Acquisitions 57 - - - - -00 Total Gross Sales 1,862 1,931 (3.6) % 1,862 1,919 (3.0)% Gross Sales Reductions/Discounts (7) (7) - (7) (7) -00 Total Net Sales 1,855 1,924 (3.6) % 1,855 1,912 (3.0)%

17 Q3 2016 Earnings Webcast, 10/27/16 Q3 2016 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth (10.5) (6.0) (1.8) (2.0) (6.5) Workday Impact - - - - - Workday Adjusted Core Growth (10.5) (6.0) (1.8) (2.0) (6.5) FX Impact (0.4) (0.5) (0.1) (0.4) (0.3) Workday Adjusted Organic Growth (10.1) (5.5) (1.7) (1.6) (6.2) (%) Note: Core sales growth excludes acquisitions during the first year ownership.

18 Q3 2016 Earnings Webcast, 10/27/16 2029 Debentures Loss Non-GAAP Reconciliation (in millions, except for EPS) Q3 2016 YTD 2016 Reported Results Adjustments (1) Adjusted Results Reported Results Adjustments (1) Adjusted Results Operating profit $ 92.6 - $ 92.6 $ 250.0 - $ 250.0 Interest 20.8 - 20.8 59.1 - 59.1 Loss on redemption of convertible debentures 123.9 (123.9) 1 - 123.9 (123.9) 1 - (Loss) income before income taxes (52.1) 123.9 71.8 67.0 123.9 190.9 Taxes (21.1) 41.2 1 20.1 13.7 41.2 1 54.9 Effective tax rate 40.5% 28.0% 20.4% 28.8% Net (loss) income (31.0) 82.7 51.7 53.3 82.7 136.0 Less: Non-controlling interest 0.6 - 0.6 (0.9) - (0.9) Net (loss) income attributable to WESCO $ (31.6) 82.7 $ 51.1 $ 54.2 82.7 $ 136.9 Diluted Shares 48.7 48.7 48.0 48.0 EPS $ (0.65) $ 1.05 $ 1.13 $ 2.85 (1) Loss on redemption of 2029 Debentures and related income tax benefit.

19 Q3 2016 Earnings Webcast, 10/27/16 Outstanding at December 31, 2015 Outstanding at September 30, 2016 Debt Maturity Schedule AR Revolver (V) 525 426 2018 Inventory Revolver (V) 75 - 2020 2019 Term Loans (V) 175 160 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) - 350 2024 2029 Convertible Bonds (F) 345 - 2029 (1) Other (V) 45 38 N/A Total Par Debt 1,665 1,474 Capital Structure Key Financial Metrics Q3 2015 YE 2015 Q3 2016 Cash 133 160 113 Capital Expenditures 16 22 13 Free Cash Flow (2) 160 261 204 Liquidity (3) 520 546 693 ($ Millions) V = Variable Rate Debt 1 = Redeemed on September 15, 2016. F = Fixed Rate Debt 2 = Cash flow provided by operations less capital expenditures. 3 = Total availability under asset-backed credit facilities plus invested cash.

20 Q3 2016 Earnings Webcast, 10/27/16 Financial Leverage Twelve Months Ended September 30, 2016 Financial leverage ratio: Income from operations $ 340 Depreciation and amortization 67 EBITDA $ 407 September 30, 2016 Current debt and short-term borrowings $ 37 Long-term debt 1,419 Debt discount and deferred financing (1) 18 Total debt $ 1,474 Less: cash and cash equivalents $ 113 Total debt, net of cash $ 1,361 Financial leverage ratio 3.6X Financial leverage ratio, net of cash 3.3X (1)Long-term debt is presented in the condensed consolidated balance sheet as of September 30, 2016 net of deferred financing fees and discount related to the term loan. ($ Millions)

21 Q3 2016 Earnings Webcast, 10/27/16 ($ Millions) 2014 2015 YTD 2016 Amortization of Debt Discount* 4.1 6.1 3.0 Amortization of Deferred Financing Fees 4.4 6.1 2.7 FIN 48 1.0 (8.7) 0.4 Accrued Interest (1.4) - 5.9 Total 8.1 3.5 12.0 Non-Cash Interest Expense * Includes convertible debt and term loan.

22 Q3 2016 Earnings Webcast, 10/27/16 Free Cash Flow Reconciliation Q3 2015 Q3 2016 YTD 2015 YTD 2016 Cash flow provided by operations 43.3 78.6 176.0 217.2 Less: Capital expenditures (3.6) (6.1) (16.2) (13.2) Free Cash Flow 39.7 72.5 159.8 204.0 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's other investing and financing activities. ($ Millions)

23 Q3 2016 Earnings Webcast, 10/27/16 Work Days Q1 Q2 Q3 Q4 FY 2014 63 64 64 62 253 2015 62 64 64 63 253 2016 64 64 64 62 254 2017 64 64 63 62 253